UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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EMERSON RADIO CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 10, 2010
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 10, 2010
VOTING PROCEDURES AND REVOCABILITY OF PROXIES
PROPOSAL I: ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING 2011
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING MARCH 31, 2011.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER COMMUNICATIONS AND PROPOSALS
PERSONS MAKING THE SOLICITATION
OTHER MATTERS
FINANCIAL STATEMENTS

EMERSON RADIO CORP.
85 OXFORD DRIVE
MOONACHIE, NEW JERSEY 07074

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 10, 2010

Dear Stockholder:

As a stockholder of Emerson Radio Corp., you are hereby given notice of and invited to attend in person or by proxy our 2010 Annual Meeting of Stockholders to be held at the offices of our counsel, Lowenstein Sandler PC, located at 65 Livingston Avenue, Roseland, New Jersey 07068, on Wednesday, November 10, 2010, at 9:00 a.m. (local time).

At this year’s stockholders’ meeting, you will be asked to (i) elect seven directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, (ii) ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2011 and (iii) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote FOR the directors nominated and the ratification of MSPC. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our common stock as of the close of business on September 30, 2010 are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/  Andrew L. Davis
Andrew L. Davis
Secretary

Moonachie, New Jersey
October 15, 2010

YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

EMERSON RADIO CORP.
85 Oxford Drive
Moonachie, New Jersey 07074

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 10, 2010

To Our Stockholders:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Emerson Radio Corp., a Delaware corporation, to be used at our Annual Meeting of Stockholders to be held at the offices of our counsel, Lowenstein Sandler PC, located at 65 Livingston Avenue, Roseland, New Jersey 07068, on Wednesday, November 10, 2010, at 9:00 a.m. (local time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on September 30, 2010 are entitled to vote at our annual meeting. We expect to begin mailing this proxy statement and the enclosed proxy card to our stockholders on or about October 18, 2010.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 10, 2010.

Our proxy materials including our Proxy Statement for the 2010 Annual Meeting, 2010 Annual Report to Stockholders (which contains our Annual Report on Form 10-K for the year ended March 31, 2010) and proxy card are available on the Internet at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02008.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the record date to vote on each of the proposals properly brought before the annual meeting. As of the record date, there were 27,129,832 shares of our common stock, par value $.01 per share, issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our common stock is entitled to one vote.

The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all other matters. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (NYSE), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

An important change in the NYSE rule went into effect recently and is effective for this year’s annual meeting. Pursuant to this rule change, the election of directors is not considered to be a “routine” matter and brokers are no longer permitted to vote in the election of directors if the broker has not received instructions from the beneficial owner. This represents a change from prior years, when brokers had discretionary voting authority in the election of directors. As a result, there may be a significant number of broker non-votes on the election of directors. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Assuming that a quorum is present, directors will be elected by a plurality vote and the seven nominees who receive the most votes will be elected. There is no right to cumulate votes in the election of directors. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

Assuming that a quorum is present, the ratification of the appointment of MSPC as our independent registered public accountants for the fiscal year ending March 31, 2011 and approval of any other matter that may properly come before the annual meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes”, if any, will not affect the outcome of the vote on these proposals. The Company believes that the proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence the Company does not expect that there will be a significant number of broker non-votes on such proposal.

As of the record date, The Grande Holdings Limited (“Grande Holdings”) had the indirect power to vote approximately 56.2% of the outstanding shares of our common stock, and Grande Holdings has advised us that they intend to vote in favor of each of the proposals. As a result, we expect that we will have a quorum present at the annual meeting and that each of the proposals will be approved. Holders of our common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the annual meeting.

The accompanying proxy card provides space for you to vote in favor of, or to withhold voting for: (i) the nominees for the Board of Directors identified herein and (ii) the ratification of the appointment of MSPC as independent registered public accountants of Emerson for the fiscal year ending March 31, 2011. The Company’s Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. The Company has designated Andrew L. Davis and Barry Smith as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to the Company and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein and (ii) the ratification of the appointment of MSPC as the Company’s independent registered public accountants for the fiscal year ending March 31, 2011 and, at the discretion of the proxies designated by the Company, on any other matter that may properly come before the annual meeting or any adjournment(s).

You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, the Company will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at the Company’s offices located at 85 Oxford Drive, Moonahcie, New Jersey 07074, and will also be made available to stockholders present at the meeting.

PROPOSAL I: ELECTION OF DIRECTORS

Seven directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

The seven nominees for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified are Christopher Ho, Adrian Ma, Duncan Hon, Eduard Will, Mirzan Mahathir, Kareem E. Sethi and Terence A. Snellings. All of the nominees named in this proxy statement are members of the Company’s current Board of Directors. All nominees have consented to serve if elected and the Company has no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Company’s Board of Directors may recommend, (ii) the Company’s Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) the Company’s Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The current Board of Directors nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Emerson.

		Year
		First
		Became
Name	Age	Director	Principal Occupation or Employment

Christopher Ho(1)	60	2006	Christopher Ho has served as the Company’s Chairman since July 2006. Mr. Ho is presently the Chairman of Grande Holdings, a Hong Kong based group of companies engaged in a number of businesses including the manufacture, sale and distribution of audio, video and other consumer electronics and video products. Grande Holdings beneficially holds approximately 56.2% of the Company’s outstanding common shares. Mr. Ho also currently serves as Chairman of Lafe Corporation Limited, a company listed on the Singapore Exchange. Mr. Ho graduated with a Bachelor of Commerce degree from the University of Toronto in 1974. He is a member of the Canadian Institute of Chartered Accountants as well as a member of the Society of Management Accountants of Canada. He also is a certified public accountant (Hong Kong) and a member of the Hong Kong Society of Accountants. He was a partner in an international accounting firm before joining Grande Holdings and has extensive experience in corporate finance, international trade and manufacturing.
			Based on Mr. Ho’s position as Chairman of the Company’s largest beneficial owner and his experience in the consumer electronics industry, the Board of Directors (“the Board”) believes that he is well qualified to serve as a director of the Company.

		Year
		First
		Became
Name	Age	Director	Principal Occupation or Employment

Adrian Ma	65	2006	Adrian Ma, a director of the Company since March 30, 2006, has been the Company’s Chief Executive Officer since March 30, 2006 and also served as its Chairman from March 30, 2006 through July 26, 2006. In addition, Mr. Ma is a director of Grande Holdings. He has more than 30 years experience as an Executive Chairman, Executive Director and Managing Director of various organizations focused primarily in the consumer electronics industry. He is Director of Lafe Corporation Ltd. and Chairman of Sansui Electric Co. Ltd. and a fellow member of The Institute of Chartered Accountants in England & Wales.
			Based on Mr. Ma’s position as a director of the Company’s largest beneficial owner, his experience in the consumer electronics industry, and his role as Chief Executive Officer of the Company, the Board believes that he is well qualified to serve as a director of the Company.
Duncan Hon	49	2009	Duncan Hon was appointed as the Company’s Deputy Chief Executive Officer in November 2009 and a director since February 2009. Mr. Hon also serves as Chief Executive Officer of the Branded Distribution Division of Grande Holdings. Mr. Hon currently serves as a director and deputy Chairman of the Board of Sansui Electric Co. Ltd., which is listed on the Tokyo Stock Exchange, and also serves as a director of several of Grande Holding’s non-listed subsidiaries. From 2004 to 2007, Mr. Hon served as a director of Smart Keen International Limited, a Hong Kong company, providing financial consulting services. He is a member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified Accountants.
			Based on Mr. Hon’s position as an executive for the Company’s largest beneficial owner, his experience in management and accounting, and his role as the Company’s Deputy Chief Executive Officer, the Board believes that he is well qualified to serve as a director of the Company.
Eduard Will(1)(3)	68	2006	Eduard Will has been the Company’s Vice Chairman since October 2007 and a director since July 2006. From July 2006 until October 2007, Mr. Will served as the Company’s President- North American Operations. Prior to becoming President- North American Operations, Mr. Will was the Chairman of the Company’s Audit Committee from January 2006 through July 2006. From 2001 to 2002 Mr. Will served as Chief Executive Officer of Boca Research, Inc. Mr. Will has more than 37 years experience as a merchant banker, senior advisor and director of various public and private companies. Presently, Mr. Will is serving on the Board of Directors or acting as Senior Adviser to Ricco Capital (Holdings) Ltd. (Hong Kong), South East Group (Hong Kong) and Integrated Data Corporation.
			Based on Mr. Will’s background in merchant banking and service on a variety of corporate boards, the Board believes that he is well qualified to serve as a director of the Company.

		Year
		First
		Became
Name	Age	Director	Principal Occupation or Employment

Mirzan Mahathir(1)(3)	51	2007	Mirzan Mahathir has been a director since December 2007. Mr. Mahathir currently manages his investments in Malaysia and overseas while facilitating business collaboration in the region. Previously, Mr. Mahathir worked for IBM Corporation and Salomon Brothers. Between 1992 and 2007, Mr. Mahathir served as the Executive Chairman and President of Konsortium Logistik Berhad, a Malaysian logistic solutions provider listed on the Bursa Malaysia. He also is the Chairman and CEO of Crescent Capital Sdn Bhd, a Malaysian investment holding and independent strategic and financial advisory firm which he founded and the President of the Asian Strategy and Leadership Institute (ASLI), a leading organizer of business conferences, secretariat for business councils and public policy research centre. Currently, Mr. Mahathir holds directorships in Petron Corporation, AHB Holdings Berhad and Lafe Corporation Ltd., companies listed on the Philippine Stock Exchange, Bursa Malaysia, and the Singapore Exchange respectively. He is also a member of the Wharton Business School Asian Executive Board. During the past five years, Mr. Mahathir served on the board of directors of Worldwide Holdings Berhad in Malaysia and San Miguel Corporation in the Philippines. During the past five years, Mr. Mahathir also served as a member of the UN/ESCAP Business Advisory Council and the American Bureau of Shipping Southeast Asia Committee.
			Based on Mr. Mahathir’s executive management and directorship experience, the Board believes that he is well qualified to serve as a director of the Company.
Kareem E. Sethi(2)(3)	33	2007	Kareem E. Sethi has been a director since December 2007. Mr. Sethi has served as Managing Director of Streetwise Capital Partners, Inc. since 2003. From 1999 until 2003, Mr. Sethi was Manager, Business Recovery Services for PricewaterhouseCoopers Inc.
			Based on Mr. Sethi’s experience in accounting, corporate finance and portfolio management, the Board believes that he is well qualified to serve as a director of the Company.
Terence A. Snellings(2)	60	2008	Terence A. Snellings has been a director since August 2008. Mr. Snellings has served as Director of Finance and Administration of Refugee Resettlement and Immigration Services of Atlanta, Inc., a non-profit agency that provides an entry into the American culture for refugees. From 1986 until April 2006, Mr. Snellings served as Managing Director of Wachovia Services, Ltd., where he managed investment banking origination activities of the Asia-Pacific Group within Wachovia Securities Corporate and Investment Banking Division.
			Based on Mr. Snellings’ experience in international banking and finance, the Board believes that he is well qualified to serve as a director of the Company.

(1)	Corporate Governance, Nominating and Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Related Party Transaction Review Committee

Family Relationships

There are no family relationships among the nominees for director, the officers and key employees of the Company.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of Emerson common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of October 8, 2010, the beneficial ownership of (i) each current director; (ii) each of the Company’s Named Executive Officers; (iii) the Company’s current directors and executive officers as a group; and (iv) each stockholder known by the Company to own beneficially more than 5% of the Company’s outstanding shares of common stock. Common stock beneficially owned and percentage ownership as of October 8, 2010 was based on 27,129,832 shares outstanding. Except as otherwise noted, the address of each of the following beneficial owners is c/o Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074.

	Amount and Nature of
Name and Address of Beneficial Owners	Beneficial Ownership(1)	Percent of Class(1)

Christopher Ho(2)	15,243,283	56.2%
Adrian Ma	0	0%
Duncan Hon	0	0%
Greenfield Pitts(3)	25,000	*
Mirzan Mahathir	0	0%
Kareem E. Sethi	0	0%
Terence A. Snellings	0	0%
Eduard Will(4)	50,000	*
Andrew Davis	0	0%
John Spielberger	0	0%
Lloyd I. Miller, III(5)	2,268,321	8.4%
All Directors and Executive Officers as a Group (8 persons)(6)	15,293,283	56.4%

(*)	Less than one percent.

(1)	Based on 27,129,832 shares of common stock outstanding as of October 8, 2010. Each beneficial owner’s percentage ownership of common stock is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of October 8, 2010 have been exercised. Except as otherwise indicated, the beneficial ownership table does not include common stock issuable upon exercise of outstanding options, which are not currently exercisable within 60 days of October 8, 2010. Except as otherwise indicated and based upon the Company’s review of information as filed with the U.S. Securities and Exchange Commission (“SEC”), the Company believes that the beneficial owners of the securities listed have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	S&T International Distribution Ltd. (“S&T”) is the record owner of 15,243,283 shares of common stock (the “Shares”). As the sole stockholder of S&T, Grande N.A.K.S. Ltd. (“N.A.K.S.”) may be deemed to own beneficially the Shares. As the sole stockholder of N.A.K.S., Grande Holdings may be deemed to own beneficially the Shares. Mr. Ho is one of the beneficiaries under a discretionary trust which owns approximately 70% of the capital stock of Grande Holdings. Information with respect to the ownership of these shares was obtained from disclosures contained within a Schedule 13D/A filed on October 19, 2009 and information obtained from Grande Holdings.

(3)	Mr. Pitts’ ownership consists of options to purchase 25,000 shares of the Company’s common stock issued pursuant to Emerson’s 2004 Non-Employee Director Stock Option Plan that are exercisable within 60 days of October 8, 2010. As previously disclosed, Mr. Pitts resigned from the Company effective September 3, 2010. His options will expire December 2, 2010, which is 90 days after his resignation date.

(4)	Mr. Will’s ownership consists of options to purchase 50,000 shares of the Company’s common stock pursuant to Emerson’s 2004 Non-Employee Director Stock Option Plan that are exercisable within 60 days of October 8, 2010.

(5)	Lloyd I. Miller, III has sole voting and dispositive power with respect to 752,391 of the reported securities as (i) a manager of a limited liability company that is the general partner of a certain limited partnership, (ii) settler of an individual retirement account, (iii) a participant in a pension plan and and (iv) an individual. Lloyd I. Miller, III has shared voting and dispositive power with respect to 1,515,930 of the reported securities as an investment advisor to the trustee of certain family trusts. The address of Lloyd Miller, III is 4550 Gordon Drive, Naples, Florida 34102. Information with respect to the ownership of these shares was obtained from a Schedule 13G filed with the SEC on February 12, 2010.

(6)	See footnotes (2) and (4).

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors and Committees

As of October 8, 2010, Grande Holdings beneficially owned an aggregate of 15,243,283 shares of the Company’s common stock, which represents approximately 56.2% of the shares of common stock currently outstanding. Accordingly, the Company is a “controlled company”, as such term is defined in Section 801(a) of the NYSE Amex Company Guide (the “Company Guide”) (“Controlled Company”). Because the Company is a Controlled Company, it is exempt from (i) the requirement that at least a majority of the directors on its Board of Directors be “independent” as defined under the NYSE Amex listing standards, (ii) the requirement to have the compensation of the Company’s executives determined by a compensation committee comprised solely of independent directors or by a majority of the board’s independent directors and (iii) from the requirement to have director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors.

The Company’s Board of Directors presently consists of seven directors — Messrs. Ho, Ma, Hon, Will, Mahathir, Sethi and Snellings. Three of the seven current directors, Messrs. Mahathir, Sethi and Snellings, meet the definition of independence as established by the NYSE Amex listing standards and SEC rules.

The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors meets periodically during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board of Director approval. The Board of Directors held five formal meetings during Fiscal 2010 and also acted by unanimous written consent. During Fiscal 2010, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during Fiscal 2010, except Mr. Mahathir, who attended only one of the meetings of the Board of Directors. The Company has a policy of encouraging, but not requiring, its Board members to attend annual meetings of stockholders. Last year, three of the Company’s directors who were nominated for re-election attended the Company’s 2009 Annual Meeting.

The Company’s Board of Directors has three standing committees, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, the Corporate Governance, Nominating and Compensation Committee and the Related Party Transaction Review Committee.

Audit Committee.  The Company’s Audit Committee currently consists of Mr. Sethi and Mr. Snellings, each of whom meets the definition of independence as established by the NYSE Amex and SEC rules and its composition is unchanged since the beginning of Fiscal 2010. Mr. Sethi is currently the Chairman of the Audit Committee and the “audit committee financial expert.” Pursuant to Section 803(B)(2)(c) of the Company Guide, as a smaller reporting company, the Company is required to have an audit committee of at least two independent members, as defined by the listing standards of the NYSE Amex.

The Audit Committee is empowered by the Board of Directors, among other things, to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; (ii) review and appraise the audit efforts of the Company’s independent accountants; (iii) assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues; and (iv) provide the opportunity for direct communication among the independent accountants, financial and senior management and the Board of Directors. During Fiscal 2010, the Audit Committee performed its duties under a written charter approved by the Board of Directors and formally met four times. A copy of the Company’s Audit Committee Charter is posted on the Company’s website: www.emersonradio.com on the Investor Relations page.

Report of the Audit Committee

This report shall not be deemed “soliciting material” or incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either act.

The Audit Committee has reviewed the Company’s audited consolidated financial statements and has met and held discussions with management and MSPC, Emerson’s independent auditors. Management has represented to the Audit Committee that Emerson’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Emerson’s independent auditors are responsible for performing an independent audit of Emerson’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. The Audit Committee also discussed with MSPC matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of Emerson’s financial statements:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for MSPC’s conclusions regarding the reasonableness of those estimates; and

•	disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements (there were no such disagreements).

MSPC also provided the Audit Committee with written disclosures and the letter required by applicable standards of the PCAOB which relate to the independent registered Public Accounting firm’s independence. In addition, the Audit Committee discussed with MSPC its independence from the Company. The standards further require the independent registered Public Accounting firm to disclose annually in writing all relationships that, in their professional opinion, may reasonably be thought to bear on their independence, confirm their perceived independence and engage in the discussion of independence.

Based on the Audit Committee’s discussions with management and MSPC, as well as the Audit Committee’s review of the representations of management and the report of MSPC to the Audit Committee, the Audit Committee recommended to the Board of Directors that Emerson’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2010, for filing with the Securities and Exchange Commission.

The Audit Committee has selected MSPC to be retained as Emerson’s independent certified public accountants to conduct the annual audit and to report on, as may be required, the consolidated financial statements that may be filed by Emerson with the SEC during the ensuing year.

Members of the Audit Committee
Kareem E. Sethi (Chairman)
Terence A. Snellings

Corporate Governance, Nominating and Compensation Committee.  Under Sections 804 and 805 of the Company Guide, the Company is exempt from the requirement to have the compensation of its executives determined by a compensation committee comprised solely of independent directors or by a majority of the board’s independent directors and from the requirement to have director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors because the Company is a Controlled Company. From the beginning of Fiscal 2010 until September 8, 2010, the Corporate Governance, Nominating and Compensation Committee consisted of Messrs. Ma, Will and Mahathir. The Board of Directors resolved on September 8, 2010 to reconstitute the Corporate Governance, Nominating and Compensation Committee as being comprised of Messrs. Ho, Will and Mahathir, one of whom the Board had determined was “independent” as defined under the NYSE Amex listing standards. The Corporate Governance, Nominating and Compensation Committee met formally two times during Fiscal 2010.

The Company’s Board of Directors currently is considering the adoption of a charter of the Corporate Governance, Nominating and Compensation Committee. The Company expects that the charter, as finally adopted, will provide that the Corporate Governance, Nominating and Compensation Committee will be responsible for, among other things (i) the development and implementation of a set of corporate governance principles applicable to the Company; (ii) the determination of the slate of director nominees for election to the Company’s Board and recommendation to the Board individuals to fill vacancies occurring between annual meetings of stockholders; and (iii) the recommendation to the Board for compensation arrangements of the Company’s directors and executive officers.

Members of the Corporate Governance, Nominating and Compensation Committee
Mirzan Mahathir (Chairman)
Christopher Ho
Eduard Will

Related Party Transaction Review Committee.  The Board of Directors resolved on November 10, 2009 to constitute the Related Party Transaction Review Committee as being comprised of Messrs. Will and Mahathir, and on March 29, 2010, the Board of Directors resolved to elect Mr. Sethi to the Related Party Transaction Review Committee, bringing the number of members of the Related Party Transaction Review Committee whom the Board had determined was “independent” as defined under the NYSE Amex listing standards to two. The Related Party Transaction Review Committee has the responsibility and authority to pre-approve any related party transaction, as such is defined by FASB ASC Topic 850 “Related Party Disclosures”, entered into by the Company, which is in excess of $100,000, and met formally two times during Fiscal 2010.

Members of the Related Party Transaction Review Committee
Mirzan Mahathir (Chairman)
Eduard Will
Kareem Sethi

Procedures for Considering Nominations Made by Stockholders.  Nominations for election to the Board of Directors may be made by the Company’s Board of Directors or by any stockholder of any outstanding class of the Company’s capital stock entitled to vote for the election of directors. The following procedures shall be utilized in considering any candidate for election to the Board of Directors at an annual meeting, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. A nomination must be delivered to the Company’s Secretary at its principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. A nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable the Company’s Board of Directors to determine whether the candidate satisfies the minimum criteria and any additional criteria established by the Company’s Board of Directors.

Qualifications.  The Company’s Board of Directors has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee (i) must satisfy any legal requirements applicable to members of the Board of Directors; (ii) must have business, professional or other experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations; and (iii) must have knowledge of the types of responsibilities expected of members of the board of directors of a public company.

Identification and Evaluation of Candidates for the Board.  Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders, members of the Company’s management and members of the Company’s Board of Directors. The Company’s Board of Directors has a policy that there will be no differences in the manner in which its Board of Directors evaluates nominees recommended by stockholders and nominees recommended by it or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include a review of the information provided to the Board of Directors by the proponent and a review of such other information as the Board of Directors shall determine to be relevant.

Third Party Recommendations.  In connection with the Annual Meeting, the Board of Directors did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s common stock for at least one year.

Diversity Considerations in Director Nominations

The Company does not have a formal diversity policy. The Company believes its Board of Directors represents a collection of individuals with a variety of complementary skills which, as a group, possess the appropriate skills and experience to oversee the Company’s business. The Company’s Corporate Governance, Nominating and Compensation Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Company’s Board.

Board Leadership Structure

The Company does not have a formal policy regarding whether the roles of the Chairman of the Board and Chief Executive Officer should be combined or separated. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which the Company operates, the right Board leadership structure may vary as circumstances warrant. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate; however, representatives of the Company’s controlling stockholder serve in each role. Mr. Ma, a director of Grande Holdings, serves as the Company’s Chief Executive Officer. Mr. Ho, Chairman of Grande Holdings, serves as the Company’s Chairman of the Board.

Role in Risk Oversight

Although the Company’s management is responsible for implementing systems and processes to identify and manage risks, the Company’s Board has oversight responsibility for the Company’s risk management processes. In carrying out its oversight responsibility, the Board has delegated to individual committees certain elements of its risk oversight function. This oversight is administered primarily through the following:

•	The Board’s review and approval of the Company’s annual budget (prepared and presented to the Board by the management team), including discussion of the opportunities and challenges facing its business;

•	The Audit Committee’s oversight of the Company’s internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of the Company’s internal controls and financial reporting;

•	The Corporate Governance, Nominating and Compensation Committee’s review and recommendations to the Board regarding executive officer compensation and its relationship to the Company’s business plans; and

•	The Related Party Transaction Review Committee review and pre-approval of any proposed related party transaction in excess of $100,000.

Process for Sending Communications to the Board of Directors

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual at c/o Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Codes of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer. This Code of Ethics was established with the intention of focusing Senior Financial Officers on areas of ethical risk, providing guidance to help them recognize and deal with ethical issues, providing mechanisms to report unethical conduct, fostering a culture of honesty and accountability, deterring wrongdoing and promoting fair and accurate disclosure and financial reporting.

The Company has also adopted a Code of Conduct for Officers, Directors and Employees of Emerson Radio Corp. and Its Subsidiaries (“Code of Conduct”). We prepared this Code of Conduct to help all officers, directors and employees understand and comply with its policies and procedures. Overall, the purpose of the Company’s Code of Conduct is to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of code violations to an appropriate person or persons identified in the Code of Conduct; and (v) accountability for adherence to the Code of Conduct.

The Code of Ethics and the Code of Conduct are posted on the Company’s website: www.emersonradio.com on the Investor Relations page. If the Company makes any substantive amendments to, or grant any waiver (including any implicit waiver) from a provision of the Code of Ethics or the Code of Conduct, and that relates to any element of the Code of Ethics definition enumerated in Item 406 (b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officers of Emerson:

			Year
Name	Age	Position	Became Officer

Adrian Ma	65	Chief Executive Officer and Director	2006
Duncan Hon	49	Deputy Chief Executive Officer and Director	2009
Andrew Davis	43	Executive Vice President and Chief Financial Officer	2010

Adrian Ma has served as the Company’s Chief Executive Officer since March 30, 2006 and served as the Company’s Chairman of the Board of Directors from March 30, 2006 through July 26, 2006. Mr. Ma continues to serve as a director. See Mr. Ma’s biographical information above.

Duncan Hon has served as the Company’s Deputy Chief Executive Officer since November 10, 2009 and a director since February 2009. See Mr. Hon’s biographical information above.

Andrew Davis has served as the Company’s Executive Vice President and Chief Financial Officer since September 3, 2010. Mr. Davis also serves as Secretary and Treasurer of the Company, positions to which he was elected in November 2007 and July 2010, respectively. Previously, Mr. Davis served as Vice President, Finance and Corporate Controller of the Company since joining the Company in August 2007. Prior to joining the Company, Mr. Davis held various executive and managerial positions in accounting and finance with several companies, most recently CA, Inc., and prior to that, ce Global Sourcing AG. Mr. Davis is a C.P.A., holds a B.B.A. in Accounting from Iowa State University and an M.B.A. from the University of Connecticut.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to the Company and its subsidiaries for Fiscal 2010 and Fiscal 2009 which was awarded to, earned by or paid to each person who served as the Company’s principal executive officer at any time during Fiscal 2010, the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers as of March 31, 2010 and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the smaller reporting company as of March 31, 2010 (collectively, the “Named Executive Officers”).

						All Other
Name and					Option	Compensation
Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		Awards ($)(2)	($)		Total ($)

Adrian Ma	2010	$350,000	—		—	—		$350,000
President and	2009	$350,000	—		—	—		$350,000
Chief Executive Officer
Duncan Hon(3)	2010	$150,000	$100,000	(4)	—	$87,404	(5)	$337,404
Deputy Chief Executive Officer	2009	—	—		—	—		—
Greenfield Pitts(6)	2010	$250,000	—		—	$20,153	(7)	$270,153
Chief Financial Officer	2009	$250,000	—		—	$23,459		$273,459
John Spielberger(8)	2010	$250,000	—		—	$23,181	(7)	$273,181
Former President — North American Operations	2009	$250,000	—		—	$23,461		$273,461

(1)	Represents bonus paid for such fiscal year.

(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock options awarded in the applicable fiscal year. There were no stock options awarded during the fiscal years ended March 31, 2010 or March 31, 2009.

(3)	Mr. Hon was appointed as the Company’s Deputy Chief Executive Officer on November 10, 2009 and began receiving a salary effective October 1, 2009.

(4)	On September 8, 2010, the Company’s Board of Directors approved a bonus of $100,000 payable to Mr. Hon with respect to the Company’s Fiscal Year 2010 performance.

(5)	Represents $85,000 paid by the Company on behalf of Mr. Hon to settle Mr. Hon’s U.S. federal and state income tax liabilities related to U.S. sourced income earned by him from all sources in fiscal 2010, and $2,404 paid by the Company for medical insurance for Mr. Hon during Fiscal 2010.

(6)	Mr. Pitts resigned from his positions as Executive Vice President and Chief Financial Officer of Emerson effective September 3, 2010. Mr. Pitts also resigned from the Company’s Board of Directors effective September 3, 2010. Mr. Pitts entered into a consulting agreement with the Company for a period of one year, beginning September 4, 2010.

(7)	Represents the incremental cost to the Company of all personnel benefits, including medical and dental insurance and the Company’s match for its 401(K) plan, to our Named Executive Officers. Such personnel benefits are available to all employees of the Company in accordance with the Company’s standard employment practices.

(8)	Mr. Spielberger gave notice to the Company of his resignation as the Company’s President — North American Operations on December 15, 2009, and his employment with the Company terminated on March 15, 2010.

Employment Agreements.

During Fiscal 2010, the Company had employment agreements with certain of its Named Executive Officers, each of which is described below.

Duncan Hon.  Duncan Hon, the Company’s Deputy Chief Executive Officer, entered into an employment agreement with the Company effective as of October 1, 2009, which sets forth the terms and conditions pursuant to which Mr. Hon shall serve as the Company’s Deputy Chief Executive Officer. The agreement provides for an annual base salary of $300,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of Directors. The initial term expires on September 30, 2010. During the term extensions, the Company has the right to terminate the agreement upon 90 days prior written notice and Mr. Hon has the right to terminate the agreement upon 90 days prior written notice. The agreement allows for increases or decreases to Mr. Hon’s annual base salary, and on September 8, 2010, the Company’s Board of Directors approved an increase in Mr. Hon’s annual base salary to $375,000. Such salary increase was made effective retroactive to April 1, 2010.

Greenfield Pitts.  Greenfield Pitts, the Company’s former Chief Financial Officer, entered into an employment agreement with the Company on April 3, 2007, which sets forth the terms and conditions pursuant to which Mr. Pitts shall serve as the Company’s Chief Financial Officer. The agreement provides for an annual base salary of $250,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of Directors. The initial term expired on March 31, 2008. During the term extensions, the Company has the right to terminate the agreement upon 90 days prior written notice and Mr. Pitts has the right to terminate the agreement upon 90 days prior written notice. Effective September 3, 2010, Mr. Pitts resigned from his positions as Executive Vice President and Chief Financial Officer of the Company. Mr. Pitts’ employment agreement was terminated effective September 3, 2010 and he entered into a one year consulting agreement with the Company beginning on September 4, 2010.

John Spielberger.  John Spielberger, the Company’s former President-North American Operations, entered into an employment agreement with the Company on October 15, 2007, which provided that Mr. Spielberger would serve as the Company’s President-North American Operations. The agreement provided for an annual base salary of $250,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of Directors. The initial term expired on October 31, 2008. During the term extensions, the Company had the right to terminate the agreement upon 90 days prior written notice and Mr. Spielberger had the right to terminate the agreement upon 90 days prior written notice. Pursuant to this agreement, on December 15, 2009, Mr. Spielberger provided the Company with 90 days prior written notice to terminate his employment agreement with the Company and such agreement was terminated on March 15, 2010.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information concerning outstanding equity awards held by each of our Named Executive Officers at March 31, 2010.

Outstanding Equity Awards at Fiscal Year-End

		Option Awards
	Number of Securities	Number of Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise	Option Expiration
Name	(#) Exercisable	(#) Unexercisable	Price ($)	Date

Adrian Ma	0	0	—	—
Duncan Hon	0	0	—	—
Greenfield Pitts	25,000	0	$3.19	11/21/2016	(1)
John Spielberger	0	0	—	—

(1)	As a result of Mr. Pitts’ resignation from the Company on September 3, 2010, the expiration date for his options accelerated to December 2, 2010, which is 90 days following his resignation date.

Compensation of Directors

During Fiscal 2010, the Company’s directors who were not employees (“Outside Directors”), specifically Messrs. Ho, Mahathir, Sethi, Snellings and Will were paid $45,000, $65,838, $60,000, $60,000 and $90,646, respectively, for serving on the Board of Directors and on the Board’s various committees during the period. The Company does not compensate directors who are employees of the Company for their services as directors.

Outside Directors are each paid an annual director’s fee of $45,000. Each Outside Director serving on a committee of the Board of Directors receives an additional fee of $15,000 per annum with no additional fee for serving as chairman of a committee. The Company does not pay any additional fees for attendance at meetings of the Board of Directors or the committees. All directors’ fees are paid in four equal quarterly installments per annum and are pro-rated in situations where an Outside Director serves less than a full one year term. On September 8, 2010, the Board of Directors resolved to increase the annual director’s fee for Outside Directors to $50,000, effective April 1, 2010.

Additionally, each Outside Director is eligible to participate in the Company’s 2004 Non-Employee Outside Director Stock Option Plan. The Company’s directors are reimbursed their expenses for attendance at meetings.

The following table provides certain information with respect to the compensation earned or paid to the Company’s Outside Directors during Fiscal 2010.

Directors Compensation

	Fees Earned or Paid		All Other
Name	in Cash ($)	Option Awards ($)(1)	Compensation ($)		Total ($)

Christopher Ho	$45,000	$0	$0		$45,000
Mirzan Mahathir	$65,838	$0	$0		$65,838
Kareem E. Sethi	$60,000	$0	$0		$60,000
Terence A. Snellings	$60,000	$0	$0		$60,000
Eduard Will	$65,838	$0	$24,808	(2)(3)	$90,646

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock options awarded in the applicable fiscal year. There were no stock options awarded during the fiscal years ended March 31, 2010.

(2)	Prior to Fiscal 2010, the Company had a policy of offering to provide health care insurance to each of its Outside Directors. Mr. Will is the only current Outside Director who elected to receive health care insurance through the Company. During Fiscal 2010, the Company decided to reverse this policy with retroactive effect and to recover the monies paid for such health care insurance from the applicable Outside Directors by offsetting such monies against future board fees over a thirty month period. Accordingly and as agreed between the Company and Mr. Will, the Company will be recovering over a thirty month period the $28,177 it paid for Mr. Will’s health insurance premiums after the date on which Mr. Will became an Outside Director and through March 31, 2010. Furthermore, the Company paid $16,233 for cell phone charges for Mr. Will after the date on which Mr. Will became an Outside Director and through March 31, 2010, and, as agreed between the Company and Mr. Will, the Company will be recovering such monies by offsetting against future board fees over a thirty month period.

During Fiscal 2010, the Company recovered $8,496 from Mr. Will in accordance with terms of the above arrangement.

(3)	In December 2009, the Company paid approximately $8,640 to Mr. Will for work performed by Mr. Will related to the investigation of a proposed acquisition that the Company was considering at the time. In February 2010, the Company paid Mr. Will approximately $16,168 for work performed by Mr. Will relating to the Emerson Radio Shareholder Derivative Litigation (“The Berkowitz Litigation”) described in the section below entitled “Legal Proceedings”.

Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options and rights under the Company’s 1994 Stock Compensation Program, 1994 Non-Employee Director Stock Option Plan, Emerson Radio Corp. 2004 Employee Stock Incentive Plan and 2004 Non-Employee Outside Director Stock Option Plan, as of March 31, 2010 (the “Plans”). The 1994 Plans expired in July 2004 and the remaining Plans are the only equity compensation plans in existence as of March 31, 2010.

Number of Securities
	Number of Securities to	Weighted Average	Remaining Available
	be Issued Upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	Under Equity
	Warrants and Rights	Warrants and Rights	Compensation Plans
	(a)	(b)	(c)

Equity compensation plans approved by security holders	77,000	$3.09	2,923,000

Certain Relationships and Related Transactions

From time to time, the Company engages in business transactions with its controlling stockholder, Grande Holdings and its subsidiaries (“Grande”). As of October 8, 2010, Grande beneficially owned approximately 56.2% of the Company’s outstanding common stock. Mr. Ho, the Chairman of the Board of Directors of the Company, also serves as Chairman of the Grande Holdings, a Bermuda corporation. Set forth below is a summary of such transactions.

Leases and Other Real Estate Transactions.

Rented Space in Hong Kong

Effective May 15, 2009, Emerson entered into an amended lease agreement with The Grande Properties Ltd., (“Grande Properties”) pursuant to which the space rented from Grande Properties was increased from 18,476 square feet to 19,484 square feet. This amended agreement by its terms expired on December 31, 2009.

Effective June 1, 2009, Emerson entered into another lease agreement with Grande Properties, pursuant to which additional space was rented from Grande Properties totaling 17,056 square feet for Emerson’s use to refurbish certain returned products. In connection with this new space rental, during June 2009, Emerson paid a security deposit of approximately $71,400 to Grande Properties. This lease agreement expired on December 31, 2009.

Effective January 1, 2010, Emerson entered into a lease agreement with Lafe Properties (Hong Kong) Limited, formerly known as The Grande Properties Ltd. (“Lafe”), pursuant to which Emerson rented 36,540 square feet from Lafe for the purpose of housing its Hong Kong based office personnel and for its use to refurbish certain returned products.

Rent expense and related service charges associated with these lease agreements with Grande totaled approximately $174,000 and $192,000 for the three months ending September 30, 2010 and September 30, 2009, respectively, and $347,000 and $338,000 for the six months ending September 30, 2010 and September 30, 2009, respectively. The rent expense and related service charges associated with these lease agreements are included in the Consolidated Statements of Operations as a component of selling, general, and administrative expenses.

Emerson owed Grande $2,680 and $1,703 related to this activity at September 30, 2010 and March 31, 2010, respectively, and a security deposit of $113,000 and $153,000 on the leased property was held by Lafe as of September 30, 2010 and March 31, 2010, respectively.

Rented Space in the People’s Republic of China

In December 2008, Emerson signed a lease agreement with Akai Electric (China) Ltd., a subsidiary of Grande, concerning the rental of office space, office equipment, and lab equipment for Emerson’s quality assurance personnel in Zhongshan, People’s Republic of China. The lease term began in July 2007 and ended by its terms in June 2009, at which time the agreement renews automatically on a month-by-month basis unless canceled by either party. The agreement has not been canceled by either party, and therefore remains in full force and effect as of September 30, 2010.

Rent charges with Akai Electric (China) Ltd. totaled approximately $28,000 and $25,000 for the three months ending September 30, 2010 and September 30, 2009, respectively, and $56,000 and $53,000 for the six months ending September 30, 2010 and September 30, 2009, respectively.

Emerson owed Akai Electric (China) Ltd. $0 related to the agreement at both September 30, 2010 and March 31, 2010, respectively, and Akai Electric (China) Ltd. held a security deposit paid to it by Emerson in the amount of $31,600 at both September 30, 2010 and March 31, 2010, respectively.

Other.

In June 2009, Emerson paid a consulting fee of approximately $6,000 to a director of Grande related to its licensing business, certain potential business opportunities and the investigation of various international sales opportunities.

During the three and six months ending September 30, 2010, Emerson paid consulting fees of approximately $29,399 and $60,781, respectively, to Mr. Eduard Will, a director of Emerson, for work performed during the period April 2010 through September 2010 by Mr. Will relating to the Emerson Radio Shareholder Derivative Litigation (“The Berkowitz Litigation”) described in the section below entitled “Legal Proceedings”. In May 2010, Emerson signed an agreement with Mr. Will, which formalized the arrangement and commits Emerson to paying a consulting fee of a minimum of $12,500 per quarter to Mr. Will relating to The Berkowitz Litigation.

During the three and six months ending September 30, 2009, Emerson paid Innovative Capital Limited, a subsidiary of Grande, consulting fees of $50,000 and $125,000, respectively, for services rendered to Emerson during those periods by personnel of Grande. This consulting arrangement ended on September 30, 2009.

During the three months and six months ending September 30, 2010, Akai Sales invoiced Emerson approximately $0 and $7,300, respectively, for travel expenses and courier fees which Akai Sales paid on Emerson’s behalf, and during the three months ending September 30, 2009, Akai Sales invoiced Emerson approximately $21,000 for travel expenses which Akai Sales paid on Emerson’s behalf. Including earlier invoices related to similar charges paid for by Akai Sales on Emerson’s behalf, Emerson owed Akai Sales approximately $0 at September 30, 2010 and $26,000 at March 31, 2010, as a result of these invoices.

During September 2009, Nakamichi Corporation Ltd. (“Nakamichi”), a subsidiary of Grande, invoiced Emerson approximately $1,000 for audio samples. As of March 31, 2010, Emerson owed Nakamichi $0.

On April 7, 2010, upon a request made to the Company by its foreign controlling stockholder, S&T International Distribution Limited (“S&T”), a subsidiary of Grande, the Company entered into an agreement (“the Agreement”) with S&T whereby the Company returned to S&T on April 7, 2010 that portion of the taxes that the Company had withheld from the dividend paid on March 24, 2010 to S&T, which the Company believes is not subject to U.S. tax based on the Company’s good-faith estimate of its accumulated earnings and profits. Per the terms of the Agreement, Emerson invoiced S&T in June 2010 approximately $42,000 for reimbursement of legal fees incurred by Emerson with regard to the Agreement and approximately $33,000 as a transaction fee for having entered into the Agreement. As of September 30, 2010, S&T owed Emerson approximately $75,000 as a result of this invoice.

Review and Approval of Transactions with Related Parties

It is the policy of the Company that all proposed transactions between the Company and related parties which are greater than $100,000 be reviewed and pre-approved by the Related Party Transaction Review Committee of the Board of Directors in accordance with the Related Party Transaction Review Committee charter. In reviewing and approving transactions between the Company and related parties, the Related Party Transaction Review Committee will determine whether the proposed transaction is entirely fair to the Company and in the Company’s best interest. For purposes of this policy, related parties means (i) an officer or director of the Company or the member of the immediate family of any of them or (ii) any other corporation, partnership, association, limited liability company, limited liability partnership, trust or other entity or organization in which one or more of the Company’s officers or directors are (a) directors, officers, trustees or other fiduciaries or (b) have a financial interest.

Legal Proceedings

In re: Emerson Radio Shareholder Derivative Litigation.  In late 2008, the plaintiffs in two previously filed derivative actions (the Berkowitz and Pinchuk actions) filed a consolidated amended complaint naming as defendants two current and one former director of the Company and alleging that the named defendants violated their fiduciary duties to the Company in connection with a number of related party transactions with affiliates of Grande Holdings, the Company’s controlling stockholder. In January 2009, the individual defendants filed an answer denying the material allegations of the complaint. In May 2010, the plaintiffs and the defendants agreed in principle to settle the matter with a payment to the Company by or on behalf of the defendants of $3.0 million less the amount of legal fees payable to plaintiffs’ counsel and certain other expenses. The parties executed a definitive settlement agreement and filed it with the Delaware Court of Chancery. Finalization of the settlement is subject, among other things, to (i) written notification of the proposed settlement to shareholders in a form approved by the Delaware Court of Chancery and (ii) approval by the Delaware Court of Chancery, which has set a hearing date in January 2011, of the settlement and the award of legal fees payable to plaintiffs’ counsel.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF
MSPC AS INDEPENDENT AUDITORS OF EMERSON
FOR THE FISCAL YEAR ENDING 2011

The Audit Committee has appointed MSPC as the Company’s independent registered accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2011, and has further directed that management submit the selection of independent registered accountants for ratification by the Company’s stockholders at the annual meeting. Stockholder ratification of the selection of MSPC is not required by our by-laws or otherwise. However, the Company is submitting the selection of MSPC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MSPC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of Emerson and its stockholders.

Representatives of the firm of MSPC are expected to be present at the Company’s annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants, MSPC, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

☐ Audit Fees.  Audit fees billed to the Company by MSPC for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews by MSPC of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the fiscal years ended March 31, 2010 and 2009 totaled approximately $283,500 and $270,000, respectively.

☐ Audit-Related Fees.  The Company was billed approximately $131,2500 and $125,000 by MSPC for the fiscal years ended March 31, 2010 and 2009, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above. Audit-related fees were principally related to procedures in connection with the audit of the Company’s majority stockholder’s consolidated financial statement for its fiscal years ended December 31, 2009 and December 31, 2008, portions of which were credited to the Company’s audit fees for the audit of its financial statements for its fiscal years ended March 31, 2010 and March 31, 2009.

☐ Tax Fees.  MSPC billed the Company an aggregate of $73,500 and $70,000 for the fiscal years ended March 31, 2010 and 2009, respectively, for tax services, principally related to the preparation of income tax returns and related consultation.

☐ All Other Fees.  The Company was not billed by MSPC for the fiscal years ended March 31, 2010 and 2009, respectively, for any permitted non-audit services.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. We have not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the ratification of the Company’s independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING MARCH 31, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers, and stockholders who beneficially own more than 10% of any class of its equity securities registered pursuant to Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to the Company’s equity securities with the Securities and Exchange Commission and the NYSE Amex. All reporting persons are required to furnish the Company with copies of all reports that such reporting persons file with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act.

Except as set forth below, based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to Fiscal 2010.

Based on information obtained from Grande Holdings., the Company is aware that 3,900 and 387,299 shares of the Company’s Common Stock that were beneficially held by Grande Holdings, were sold on March 1, 2010 and March 2, 2010, respectively. As of October 8, 2010, these transactions have not been reported on a Form 4 filed by Grande Holdings or any persons that file jointly with Grande Holdings.

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

The Company’s Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Company’s Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Stockholder proposals to be presented at the Company’s Annual Meeting of Stockholders to be held in 2011, for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, must be received by the Company at its offices located at 85 Oxford Drive, Moonachie, New Jersey 07074, addressed to the Secretary, on or before June 18, 2011. If, however, the date of the Company’s 2011 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of its 2010 annual meeting, the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the 2011 Annual Meeting of Stockholders. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act. See “Election of Directors” for information on stockholder submissions of nominations for election to the Board of Directors.

Rule 14a-4 of the Exchange Act governs the Company’s use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s 2011 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal prior to September 1, 2011, the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The Company will pay the cost of soliciting proxies in the accompanying form. The Company’s officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company’s shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. The Company filed an amendment to its Annual Report on Form 10-K in July 2010 in order to include certain information regarding our management, compensation and other matters. All of the information included in such amendment has been updated and is included in this proxy statement. A copy of the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended March 31, 2010, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074 or on-line at the Company’s web site: www.emersonradio.com.

By Order of the Board of Directors,

/s/  Andrew L. Davis
ANDREW L. DAVIS
Secretary

October 15, 2010

ANNUAL MEETING OF STOCKHOLDERS OF
EMERSON RADIO CORP.
November 10, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02008
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
¯ Please detach along perforated line and mail in the envelope provided.¯

■	20730000000000000000 5	111010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND A VOTE “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	To elect seven directors:			2.
To ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation as the independent registered public accounting firm of Emerson Radio Corp. for the fiscal year ending March 31, 2011.
					☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡ Christopher Ho ¡ Adrian Ma ¡ Eduard Will ¡ Duncan Hon ¡ Mirzan Mahathir ¡ Kareem E. Sethi ¡ Terence A. Snellings
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

■
EMERSON RADIO CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 10, 2010
     The undersigned hereby appoints Andrew L. Davis and Barry Smith, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Emerson Radio Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Emerson Radio Corp. to be held at the offices of our counsel, Lowenstein Sandler PC, located at 65 Livingston Avenue, Roseland, New Jersey 07068 on Wednesday, November 10, 2010, at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.
(Continued and to be signed on the reverse side.)

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